NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Sep. 30, 2011
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 1: NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of Pioneer Financial Services, Inc. and its wholly owned subsidiaries (collectively "we," "us," "our" or the "company"). Intercompany balances and transactions have been eliminated. We were acquired on May 31, 2007 by MidCountry Financial Corp, a Georgia corporation ("MCFC") as a wholly owned subsidiary (the "Transaction").

        Immediately subsequent to the Transaction, we declared and paid a dividend to MCFC of our business operation and certain assets and liabilities related to the origination and servicing of our finance receivables. MCFC contributed these operations to MidCountry Bank, a federally chartered stock savings association and wholly owned subsidiary of MCFC ("MCB"). MCB formed the Military Banking Division ("MBD") which is composed exclusively of the assets and liabilities contributed from MCFC. This transaction is further described in "Note 6: Goodwill and Other Intangible Assets". As part of the Transaction, we entered into a Loan Sale and Master Services Agreement ("LSMS Agreement") with MBD. Under the LSMS Agreement, MBD is obligated to originate loans and we are obligated to purchase those loans that meet our business model and underwriting guidelines. Also under the LSMS Agreement, MBD will provide us with management and record keeping services. As part of the Transaction, substantially all of our employees became employees of MBD. We pay fees for loans purchased and originated by MBD and management and record keeping services provided by MBD. The LSMS Agreement is further described in "Note 9: Related Party Transactions."

Nature of Operations and Concentration

        We are headquartered in Kansas City, Missouri. We purchase finance receivables from MBD. These receivables represent loans exclusively to active-duty or career retired U.S. military personnel or U.S. Department of Defense employees. We also purchase finance receivables from retail merchants that sell consumer goods to active-duty or career retired U.S. military personnel or U.S. Department of Defense employees.

Cash and Cash Equivalents—Non-Restricted

        We had no cash equivalents as of September 30, 2011 or 2010. Our cash consisted of checking accounts with an aggregate balance of approximately $1.3 million and $1.9 million as of September 30, 2011 and 2010, respectively.

Cash and Cash Equivalents—Restricted

        We are required to maintain restricted cash pursuant to an agreement with The Assurant Group ("Assurant") a third party insurance company that underwrites policies sold by us. Based on the agreement, we are required to maintain cash and cash equivalents and/or investments in custodial accounts, in the amount of 102% of unearned premium and insurance claim and policy reserves, with a qualified financial institution. As of September 30, 2011, the amount required per the agreement with Assurant was $0.5 million.

Investments—Non-Restricted

        We classify our certificates of deposit as held- to- maturity and our government bonds as available-for-sale. Held-to-maturity are recorded at historical cost, adjusted for amortization of premiums and accretion of discounts. We have the intent and ability to hold these investments to maturity. Available-for-sale are recorded at fair value. Unrealized gains and losses on available-for-sale investments are recorded as accumulated other comprehensive income in the shareholder's equity section of our balance sheet, net of related income tax effects. The Company regularly reviews its investments to determine whether a decline in fair value below the cost basis is other than temporary. If the decline in fair value is determined to be other than temporary, the carrying value of the investment is written down through earnings by the amount of the expected credit loss.

Investments—Restricted

        We classify all restricted investments as available-for-sale and record them at fair value. Unrealized gains and losses are recorded as accumulated other comprehensive income in the shareholder's equity section of our balance sheet, net of related income tax effects. The Company regularly reviews its investments to determine whether a decline in fair value below the cost basis is other than temporary. If the decline in fair value is determined to be other than temporary, the carrying value of the investment is written down through earnings by the amount of the expected credit loss.

        These investments are restricted pursuant to an agreement with Assurant.

Finance Receivables

        Finance receivables are carried at amortized cost and are adjusted for unamortized direct origination fees and reduced for finance charges on pre-computed finance receivables, unearned dealer discounts, allowances for credit losses, debt protection reserves, insurance reserves and unearned fees and premiums. Debt protection and reinsurance reserves, unearned premiums and unearned fees applicable to credit risk on consumer receivables are treated as a reduction of finance receivables in the consolidated balance sheet since the payments on such policies generally, are used to reduce outstanding receivables.

Allowance for Credit Losses

        We maintain an allowance for credit losses, which represents management's best estimate of probable losses in the outstanding finance receivable portfolio. The allowance for credit losses is reduced by actual credit losses and is increased by the provision for credit losses and recoveries of previous losses. The provision for finance receivable losses are charged to earnings to bring the total allowance to a level considered necessary by management. As the portfolio of total finance receivables consists of military loans and retail installment contracts, a large number of relatively small, homogenous accounts, the finance receivables are evaluated for impairment as two separate components: military loans and retail installment contracts. Management considers numerous factors in estimating losses in our credit portfolio, including the following:

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  Prior credit losses and recovery experience

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  Current economic conditions

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  Current finance receivable delinquency trends

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  Demographics of the current finance receivable portfolio

Goodwill and Other Intangible Assets

        Goodwill represents the cost in excess of the fair value of net assets acquired (including identifiable intangibles) in transactions accounted for as purchases. Other intangible assets represent premiums paid for other identifiable assets (see Note 6: Goodwill and Other Intangible Assets for more details). Goodwill is not amortized over an estimated useful life, but rather is tested annually for impairment as of September 30th. Intangible assets other than goodwill, which are determined to have finite lives, are amortized on straight-line or accelerated basis over their estimated useful lives between three and ten years. Amortizing intangibles are assessed for impairment only when events have occurred that may give rise to impairment. When a potential impairment has been identified, forecasted undiscounted net cash flows of the operations to which the asset relates are compared to the current carrying value of the long-lived assets present in that operation. If such cash flows are less than such carrying amounts, long-lived assets, including such intangibles, are written down to their respective fair values.

Deferred Policy Acquisition Costs

        The costs of acquiring the debt protection and insurance policies are primarily related to the production of new and renewal business and have been deferred to the extent that such costs are deemed recoverable from future revenue. Such costs principally include debt protection commission and reinsurance premium taxes and third party servicing fees. Costs deferred on property and casualty and credit policies are amortized over the term of the related policies in relation to the premiums and fees earned. We anticipated investment income in its periodic evaluation of whether deferred policy acquisition costs can be recovered from future revenue. If such costs are deemed to be not recoverable, the adjustment is recorded in the current period results of operations.

Debt Protection—Insurance Claims and Reserves

        Life and health reserves for credit coverage consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change in probable ultimate liabilities was determined.

Revenue Recognition

Interest Income on Finance Receivables

        Interest income on finance receivables is recognized as revenue on an accrual basis using the effective yield method. The deferred fees, net of costs, are accreted into income using the effective—yield method over the estimated life of the finance receivable. If a finance receivable, net of costs, liquidates before accretion is completed, we charge or credit any unaccreted net deferred fees or costs to income at the date of liquidation. We recognized late charges as fee income when received. We stop accruing interest income on finance receivables when a payment has not been received for 90 days, and the interest due exceeds an amount equal to 60 days of interest charges. The accrual is resumed when a full payment (95% or more of the contracted payment amount) is received.

Debt Protection and Reinsurance Income

        MBD sells life, accident and health protection along with other exclusive coverage's that are unique to our customers. Under an agreement, we assume from MBD, all risks on debt protection, credit accident, health insurance and all other coverage's written on the military loans. Unearned fees and premiums are recognized as non-interest income over the period of risk in proportion to the amount of debt protection provided.

Income Taxes

        We use the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recorded at currently enacted tax rates applicable to the period in which assets or liabilities are expected to be realized or settled. Deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates resulting in income adjustments in the period such changes are enacted.

        The Company's operations are included in the consolidated federal income tax return of MidCountry Financial Corp, and various combined state returns. Income taxes are paid to or refunded by MidCountry Financial Corp pursuant to the terms of a tax-sharing agreement, approved by the Board of Directors, under which taxes approximate the amount that would have been computed on a separate company basis. Income taxes incurred in the current and prior years will be available for recoupment by the Company only in the event of future net losses of consolidated MidCountry Financial Corp.

        The Company receives a benefit at the federal and state rate in the current year for net losses incurred in that year to the extent losses can be utilized in the consolidated federal income tax return or combined state income tax return of MidCountry Financial Corp. MidCountry Financial Corp currently files income tax returns in the United States federal jurisdiction, and various state jurisdictions. The U.S. Internal Revenue Service ("IRS") has completed exams on MidCountry Financial Corp's consolidated income tax returns for fiscal years September 30, 2007 and prior. With the exception of a few states, MidCountry Financial Corp is no longer subject to income tax examinations prior to 2007 in major state jurisdictions. The Company does not believe any adjustments that may result from these examinations will be material to the Company.

New Accounting Pronouncements Not Yet Adopted

        The FASB recently issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs, to substantially converge the guidance in GAAP and IFRS on fair value measurements and disclosures.

        The amended guidance changes several aspects of the fair value measurement guidance in FASB ASC 820, Fair Value Measurement, including the following provisions:

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  Application of the concepts of highest and best use and valuation premise

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  Introduction of an option to measure groups of offsetting assets and liabilities on a net basis

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  Incorporation of certain premiums and discounts in fair value measurements

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  Measurement of the fair value of certain instruments classified in shareholders' equity

        In addition, the amended guidance includes several new fair value disclosure requirements, including, among other things, information about valuation techniques and unobservable inputs used in Level 3 fair value measurements and a narrative description of Level 3 measurements' sensitivity to changes in unobservable inputs. Some of the new disclosures are not required for nonpublic entities.

        The amended guidance must be applied prospectively and is effective for all entities in 2012.

        The FASB recently issued ASU 2011-05 which amends ASC 220 Financial reporting of other comprehensive income for public and private companies. The objective is to improve consistency and transparency of items reported in other comprehensive income by reporting changes in stockholder's equity in a single continuous statement of comprehensive income or in two separate, but consecutive statements. As it pertains to PFS, other comprehensive income will be removed from Statement of Stockholder's Equity and reported as one of these statement types.

        In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment. The amendments in ASU 2011-08 will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments include a number of events and circumstances for an entity to consider in conducting the qualitative assessment. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. We are currently evaluating the impact of ASU 2011-08 on our goodwill impairment testing process.

        We will comply with these changes in fiscal year 2012.

Use of Estimates

        The preparation of consolidated financial statements requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and disclosures of contingent assets and liabilities. We use estimates and employ the judgments of management in determining the amount of our allowance for credit losses, insurance claims and policy reserves, and establishing the fair value of our financial instruments. While the consolidated financial statements and footnotes reflect the best estimates and judgments of management at the time, actual results could differ significantly from those estimates.